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                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                     Date of Report:      January 19, 1994



                            BankAmerica Corporation
            (Exact name of registrant as specified in its charter)



Delaware                          1-7377            94-1681731
(State or other jurisdiction      (Commission       (I.R.S. Employer
of incorporation)                  File Number)      Identification Number)


Bank of America Center
San Francisco, California                         94104
(Address of principal executive offices)          (Zip Code)




                Registrant's telephone number, including area code:
                                 415-622-3530

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Item 5.   Other Events

    Attached hereto as Exhibit 99 is a copy of BankAmerica Corporation's press release dated January 19, 1994 titled "BankAmerica Fourth Quarter Earnings."


Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits

    (a)   Financial Statements of Business Acquired
          Not applicable.

    (b)   Pro Forma Financial Information
          Not applicable.

    (c)   Exhibits


Exhibit Number   Description

    99           BankAmerica Corporation press release dated
                 January 19, 1994 titled "BankAmerica Fourth
                 Quarter Earnings."


                                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BANKAMERICA CORPORATION
                                             (Registrant)


Dated:    January 19, 1994              By:      /s/ JOSEPH B. THARP

                                           Joseph B. Tharp
                                           Executive Vice President
                                             and Financial Controller
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